SUPPLEMENT DATED MARCH 1, 1998
                               TO THE PROSPECTUSES

                                DATED May 1, 1997

                     TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND-CLASS 1     TEMPLETON INTERNATIONAL FUND-CLASS 1
TEMPLETON BOND FUND - CLASS 1               TEMPLETON MONEY MARKET FUND
TEMPLETON DEVELOPING MARKETS FUND - CLASS 1 TEMPLETON STOCK FUND - CLASS 1

Each prospectus is supplemented as follows:

I. The discussion under "Risk Factors" is amended by adding the following text (not applicable to Money Market Fund):

     Hong Kong reverted to the sovereignty of China on July 1, 1997. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.

II. The following Expense Summary is added:
    Expense Summary

  This table is designed to help you understand the costs of investing in the shares of each Fund listed below. Except as noted, it is based on the historical expenses of the indicated shares for the fiscal year ended December 31, 1996. The Funds' actual expenses may vary.

  Shares of the Funds are sold only to insurance companies for use in variable annuity and variable life insurance contracts ("Contracts"). Investors in such Contracts should consider the Fund expenses listed below as well as the additional expenses listed in the Contract prospectus or disclosure document.

  A.  Shareholder Transaction Expenses


                                                  Templeton
                                                    Asset                    Templeton      Templeton
                                                 Allocation    Templeton    Developing    International    Templeton     Templeton
                                                    Fund       Bond Fund   Markets Fund       Fund           Money      Stock Fund
                                                   Class 1      Class 1       Class 1        Class 1      Market Fund     Class 1
                                                -----------------------------------------------------------------------------------
      Maximum Sales Charge
       (as a percentage of Offering Price)
      Paid at time of purchase ...............      0.00%        0.00%         0.00%          0.00%          0.00%         0.00%
      Paid at redemption .....................      0.00%        0.00%         0.00%          0.00%          0.00%         0.00%

  B.  Annual Fund Operating Expenses
      (as a percentage of average net assets)

                                                  Templeton
                                                    Asset                    Templeton      Templeton
                                                 Allocation    Templeton    Developing    International    Templeton     Templeton
                                                    Fund       Bond Fund   Markets Fund/2/    Fund           Money      Stock Fund
                                                   Class 1      Class 1       Class 1        Class 1      Market Fund     Class 1
                                                -----------------------------------------------------------------------------------
      Management Fees.........................     0.61%/1/      0.50%         1.25%/3/       0.70%/1/       0.35%         0.70%/1/
      Other Expenses .........................     0.17%         0.18%         0.53%          0.18%          0.20%         0.18%
                                                ----------------------------------------------------------------------------------
      Total Fund Operating Expenses ..........     0.78%/1/      0.68%         1.78%/3/       0.88%/1/        0.55%        0.88%/1/
                                                -----------------------------------------------------------------------------------

  C.  Example

      Assume the annual returns are 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in each Fund.


                                                                         One Year    Three Years  Five Years   Ten Years
---------------------------------------------------------------------------------------------------------------------------
              Asset Allocation Fund - Class 1                               $ 8         $25           $43        $ 97
              Bond Fund - Class 1                                           $ 7         $22           $38        $ 85
              Developing Markets Fund - Class 1                             $18         $56           $96        $209
              International Fund - Class 1                                  $ 9         $28           $49        $108
              Money Market Fund                                             $ 6         $18           $31        $ 69
              Stock Fund - Class 1                                          $ 9         $28           $49        $108

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each Fund and are not directly charged to your account. As noted above, these expenses do not include Contract expenses.

1. Management Fees and total operating expenses have been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997. See fund prospectus for details. Actual management fees and total fund operating expenses before May 1, 1997 were lower.

2. Figures are estimates for 1997 based on annualized 1996 figures. The fund began operations in March 1996.

3. Figures do not reflect the Investment Manager's agreement in advance to waive of a portion of its fees during 1996. After the waiver, actual management fees and total operating expenses of the portfolio in 1996 were 1.17% and 1.70% of net assets, respectively. This waiver agreement has been terminated.